Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Champion Enterprises, Inc. (the “Company”) on Form 10-K for the period ending January 1, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, William C. Griffiths, Chief Executive Officer of the Company, and Phyllis A. Knight, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM C. GRIFFITHS
William C. Griffiths
Chief Executive Officer
Champion Enterprises, Inc.
February 23, 2005

/s/ PHYLLIS A. KNIGHT
Phyllis A. Knight
Chief Financial Officer
Champion Enterprises, Inc.
February 23, 2005